Exhibit 32.1

                                  CERTIFICATION
                           PURSUANT TO 18 U.S.C. 1350
     (AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

In connection with the Quarterly Report on Form 10-Q of Freedom Petroleum Inc. (the "Company") for the period ended October 31, 2012, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Thomas Hynes, as Chief Executive Officer and Chief Financial Officer of the Company, hereby certify that:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Freedom Petroleum Inc.

Dated: January 7, 2012


/s/ Thomas Hynes
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Thomas Hynes
President, Chief Financial Officer,
Director